Exhibit 10.4

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

Brad Foote Gear Works, Inc., an Illinois corporation (“Assignor”) for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, hereby assigns, transfers, sets over and delivers to 5100 Neville Road, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest in, to and under that certain Purchase Agreement Addendum between Assignor as Purchaser and BFG Pittsburgh LLC, a Pennsylvania limited liability company, as Seller, dated February 11, 2008 (“Purchase Agreement”), regarding the real estate commonly known as 5100 Neville Road, LLC, Pittsburgh, Pennsylvania, as more fully described therein (the “Property”).  Assignee hereby assumes all of Assignor’s responsibilities and obligations under the Purchase Agreement, and Assignor is hereby released from any responsibilities and obligations thereunder.

IN WITNESS, the parties have caused this Assignment and Assumption of Purchase Agreement to be executed as of February 11, 2008.

ASSIGNOR:		BRAD FOOTE GEAR WORKS, INC.,
an Illinois corporation

/s/ Steve Huntington
By Steve Huntington
Its Chief Financial Officer

ASSIGNEE:		5100 NEVILLE ROAD, LLC,
a Delaware limited liability company

	By:	BRAD FOOTE GEAR WORKS, INC.,
an Illinois corporation

/s/ Steve Huntington
By Steve Huntington
Its Chief Financial Officer

CONSENT TO ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

The undersigned Seller hereby consents to the assignment of all of Assignor’s right, title and interest in, to and under the Purchase Agreement to Assignee, and the undersigned further consents to the assumption of Assignor’s responsibilities and obligations under the Purchase Agreement by Assignee and release of Assignor from any responsibilities and obligations thereunder, all as set forth above.

SELLER:	BFG PITTSBURGH LLC,
a Pennsylvania limited liability company

	By:	BFG ACQUISITION LLC,
an Illinois limited liability company

/s/ Joan Drecoll
By Joan Drecoll
Its Manager